UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2011 (May 31, 2011)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)
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Maryland (State or Other Jurisdiction of Incorporation)	001-08895 (Commission File Number)	33-0091377 (I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California (Address of Principal Executive Offices)		90806 (Zip Code)

Registrant’s telephone number including area code: (562) 733-5100

No change since last report

(Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 1, 2011, HCP, Inc. issued a press release, attached as Exhibit 99.1 hereto, announcing that it has filed a petition for rehearing before the full U.S. Court of Appeals for the Sixth Circuit regarding the Ventas litigation.  The petition for rehearing is attached as Exhibit 99.2 hereto.  The information set forth in this Item 7.01 of this Current Report on Form 8-K, and in Exhibits 99.1 and 99.2 hereto, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”).

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are being filed herewith:

No.	Description

99.1*	Text of the Press Release dated June 1, 2011.

99.2*	Petition for rehearing dated May 31, 2011.

*

Exhibits 99.1 and 99.2, respectively, are being furnished to the SEC pursuant to Item 7.01 hereto and shall not be deemed filed with the SEC, nor shall such exhibits be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

	By:	/s/ James F. Flaherty III
James F. Flaherty III,
Chairman and Chief Executive Officer

Dated: June 1, 2011

Exhibit Index

No.	Description

99.1*	Text of the Press Release dated June 1, 2011.

99.2*	Petition for rehearing dated May 31, 2011.

*

Exhibits 99.1 and 99.2, respectively, are being furnished to the SEC pursuant to Item 7.01 hereto and shall not be deemed filed with the SEC, nor shall such exhibits be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.